United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2006
(Date of Report)

Supreme Realty Investments, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-49770 (Commission File Number)	43-1954776 (IRS Employer Identification No.)

4700 Millennia Blvd. - Suite 175 Orlando, Florida (Address of principal executive offices)	32839 (Zip Code)

(407) 210-3968 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1 Stock Purchase Agreement

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2006, Supreme Realty Investments, Inc. (the “Registrant”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Thomas Elliot, Jean LeRoy, Jimmy Harvey and Zujun Xu. There were no material relationships between the Registrant or its affiliates and any of the parties to the Stock Purchase Agreement, other than in respect of the Stock Purchase Agreement.

Pursuant to the terms and conditions of the Stock Purchase Agreement, Zujun Xu (the “Buyer”) acquired from Thomas Elliot, Jean LeRoy, and Jimmy Harvey (collectively, the “Sellers”) approximately 70.6% of the issued and outstanding shares of common stock of the Registrant (the “Transaction”). A copy of the Stock Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.01 Changes in Control of Registrant.

The Buyer acquired control of the Registrant on April 12, 2006. The Buyer acquired control by purchasing approximately 70.6% of the issued and outstanding shares of common stock of the Registrant directly from the Sellers on the terms and conditions set forth in the Stock Purchase Agreement. The Buyer paid $590,000 for the shares of common stock acquired by him pursuant to the Stock Purchase Agreement. Mr. Xu used his personal funds to purchase the 8,821,000 shares.

Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Registrant (the “Board of Directors”) may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

Immediately prior to the closing of the Transaction, Thomas Elliot served as the sole member of the Board of Directors. Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, (1) the Buyer, Zujun Xu, was appointed to the Board of Directors, (2) Thomas Elliot tendered an undated resignation from the Board of Directors, with the understanding that such resignation would be accepted at a future date, to be determined by the Buyer, after the closing of the Transaction, and (3) the parties agreed to appoint the Buyer, Zujun Xu, to the Board of Directors at a future date to be determined by the Buyer.

The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the change in control effected by the Transaction. Accordingly, pursuant to the requirements of Item 5.01(a)(8) of Current Report on Form 8-K, set forth below is the information that would be required if the Registrant were filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Registrant’s common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the change in control, with such information reflecting the Registrant and its securities upon consummation of the Transaction.

Pursuant to Item 5.01(a)(8) of Current Report on Form 8-K, the information contained in Items 1, 2 and 3 of Part I; Items 5, 6, 7 and 8 of Part II; and Item 13 of Part III of the Registrant’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as well as the information contained in Items 1 and 2 of Part I and Items 1, 2 and 6 of Part II of the Registrant’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005, is hereby incorporated by reference into this Current Report on Form 8-K under Item 5.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of April 12, 2006, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

	Amount and
	Nature of
	Beneficial	Percentage of
Name and Address of Beneficial Owner (1)	Ownership	Common Stock

Zujun Xu	8,821,000	70.56%
No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan Fu Tian Qu, Shenzhen City, P.R. China

Thomas Elliot	0	—
	0	—
All directors and executive officers as a group (2 persons)	8,821,000	70.56%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it. Percentages of less than one percent have been omitted from the table.

Change in Control Arrangements

With the completion of the Transaction, there are currently no arrangements that would result in a change in control of the Registrant.

Directors, Executive Officers, Promoters and Control Persons

Zujun Xu, Director, President and Chief Financial Officer

Information about Mr. Xu is set forth below in Item 5.02 of this Current Report on Form 8-K under “Appointment of Zujun Xu to the Board of Directors.”

Thomas Elliot, Director

Prior to joining the Company in April, 2000, Mr. Elliott was employed as:

•	Real Estate Attorney (1993-2001); advising clients on the planning, negotiation, and financing of real estate transactions.
•
Sr. Project Manager, Mesirow/Stein Real Estate Services, Inc. (1991-1993); Large real estate development firm. Duties included supervision of master planning, financing, site acquisition, zoning, and development of several major residential and commercial properties in Chicago, Washington, DC, and St. Louis, MO.

•
Assistant Commissioner, City of Chicago, - Dept. of Housing (1989-1991). Local government housing agency. Duties included planning and oversight of all major multi-family housing rehab projects throughout Chicago.

Mr. Elliott is a licensed real estate broker who also holds: Doctor of Jurisprudence (JD, Real Estate Law) Illinois Institute of Technology Chicago Kent College of Law; Master of Business Administration (MBA, Finance) Devry University Keller Graduate School of Management, Chicago, IL; and Bachelor of Science (BS, Bus. Admin/Econ.) Culver-Stockton College, Canton, MO.

Except as previously set forth, Mr. Elliot does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Elliot and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Elliot (or any member of his immediate family) had or is to have a direct or indirect material interest.

Executive Compensation

Shown on the table below is information on the annual and long-term compensation for services rendered to the Registrant in all capacities, for the fiscal years ended December 31, 2005, 2004, and 2003, paid by the Registrant to all individuals serving as the Registrant’s chief executive officer or acting in a similar capacity during the last three completed fiscal years, regardless of compensation level. During the last completed fiscal year, the Registrant did not pay aggregate compensation to any executive officer in an amount greater than $100,000.

			Annual Compensation			Long Term Compensation
						Restricted	Options/	LTIP
					Other Annual	Stock	SARs	payouts	All Other
Name	Title	Year	Salary	Bonus	Compensation	Awarded	(#)	($)	Compensation

Thomas Elliot	CEO	2005	$0	0	0	0	0	0	$32,395
		2004	$0	0	0	10,000,000	0	0	$28,758
		2003	$0	0	0	0	6,979,635 (1)	0	$13,765

Jean LeRoy	CFO	2005	$0	0	0	0	0	0	0
		2004	$0	0	0	4,000,000	0	0	0
		2003	$0	0	0	0	6,142,078(2)	0	0

(1)	5,000,000 shares of Supreme Property, Inc. common stock exchanged for 6,979,635 shares of Supreme Realty Investments, Inc. common stock in the merger between the two companies.

(2)	4,000,000 shares of Supreme Property, Inc. common stock exchanged for 6,142,078 shares of Supreme Realty Investments, Inc. common stock in the merger between the two companies.

To date, no compensation has been awarded to, earned by or paid to Mr. Xu, in his capacity as chief financial officer and chairman of the board and President of the Registrant, respectively.

Director Compensation

The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

Certain Relationships and Related Transactions

There have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Indemnification of Directors and Officers

The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Zujun Xu to the Board of Directors

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on April 12, 2006, Zujun Xu was appointed to the Board of Directors.

Mr. Xu, age 34, has been self employed as a business consultant since 2003. From 1998 through 2003 Mr. Xu was the general manager at Xiamen Motic China Group Company Limited, where he managed the business operations.

Mr. Xu does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Xu and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Xu (or any member of his immediate family) had or is to have a direct or indirect material interest.

Departure of Thomas Elliot as President

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on April 12, 2006, Thomas Elliot resigned as the President of the Registrant.

Appointment of Zujun Xu as Chairman, Chief Executive Officer and Chief Financial Officer

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on April 12, 2006, the Registrant appointed Zujun Xu as its President, Chief Executive Officer and Chief Financial Officer. There are no employment agreements between the Registrant and Zujun Xu.

Zujun Xu

Information about Mr. Xu is set forth above under “Appointment of Zujun Xu to the Board of Directors.”

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 10.1	Stock Purchase Agreement, dated as of April 11, 2006, by and among Supreme Realty Investments, Inc., Thomas Elliot, Jean LeRoy, Jimmy Harvey and Zujun Xu.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2006	Supreme Realty Investments, Inc.

/s/ Zujun Xu
Zujun Xu
Chairman of the Board & Chief Executive Officer